Alpine 4 Holdings (ALPP) Subsidiary, Vayu Aerospace Corporation, Enters a 4-Year Supplier Agreement with U.S Government Contractor, All American Contracting Solutions, Inc. for 225 of Vayu’s G1 UAVs and 250 KnuckleBuster Tactical UAVs Worth in Excess of $100 Million

Wednesday, October 26, 2022 10:30 AM

PHOENIX, AZ / ACCESSWIRE / October 26, 2022 / Alpine 4 Holdings, Inc. (Nasdaq:ALPP), a leading operator and owner of small market businesses announced that its subsidiary, Vayu Aerospace Corporation (Vayu), and U.S. Government contractor, All American Contracting, Inc., have entered into a Supplier Agreement for Vayu's UAVs to be supplied to Africa for assistance in counter terrorism activities. Vayu intends to deliver five G1's per month, and allotments of KnuckleBuster tactical drones beginning Q1 2023. Additionally, Vayu will be aiding with the training of flight operations and aircraft maintenance. These 225 G1's and 250 KnuckleBusters, will be configured with varying cameras and attachments at an additional premium, valuing the multi-year contract at $25M+ annually.

Vayu's sister company, Quality Circuit Assembly (QCA), will be assembling/constructing the KnuckleBuster Drones from their facility in Silicon Valley, CA. QCA's ITAR and AS91000-D certifications, meet stringent aerospace and military specifications, making Vayu Aerospace and QCA a trusted resource for government agencies seeking American designed and built drone technologies.

Jalen Uboh, CEO of All American Contracting Solutions commented, "On behalf of the entire team at All American Contracting Solutions, Inc. and JUBOH Companies, we would like to thank Vayu Aerospace and TK Eppley for their cooperation and support in making this deal happen to support our efforts in Nigeria and throughout Africa. This partnership is a result of dedication and hard work on both sides, and we look forward to bringing the best-in-class American Made drones to real-world security applications worldwide in both private and public use cases."

TK Eppley, President of Vayu, commented, "This contract represents the hard work, talent and expertise that the entire Vayu Aerospace team has contributed to the development and production of our G1 VTOL aircraft and KnuckleBuster line of drones. Government projects can be cumbersome and have a long sales cycle. Its confidence inspiring to see our pipeline start to bear fruit. With our vertically integrated, American Made drones being utilized for both local and foreign government projects, we are the go-to American Made drone company addressing a multitude of use cases."

Kent Wilson, CEO of Alpine 4, had this to say, "Nothing gives me more satisfaction than knowing our perseverance will help drive such a worthy endeavor. Over the past year, TK and his team at Vayu have done a remarkable job at elevating the design and performance of our UAV platforms. This has culminated in strong demand for our G1 and future US-2 type 2 drones. The G1's uniquely designed airframe makes it a highly agile aircraft, while also delivering world class flight times of 7 -10 hours, depending upon flight conditions. The combination of this agility and flight time, makes our G1 perfect for providing air surveillance over contested areas."

Vayu Aerospace Corporation resides in Alpine 4's Aerospace portfolio and is considered a "driver" company from Alpine's DSF business model.

https://www.vayuaerospace.com

About All American Contracting, Inc.: All American Contracting Solutions is the leader in quality government business innovations whose mission is to increase project productivity, effective value translation and increased service transparency within the state and federal government sectors.

https://www.allamericancontractingsolutions.com/

About Alpine 4 Holdings: Alpine 4 Holdings, Inc. is a Nasdaq traded Holding Company (trading symbol: ALPP) that acquires business, wholly, that fit under one of several portfolios: Aerospace, Defense Services, Technology, Manufacturing or Construction Services as either a Driver, Stabilizer or Facilitator from Alpine 4's disruptive DSF business model. Alpine 4 works to vertically integrate the various subsidiaries with one another even if from different industries. Alpine 4 understands the nature of how technology and innovation can accentuate a business, focusing on how the adaptation of new technologies, even in brick-and-mortar businesses, can drive innovation. Alpine 4 also believes that its holdings should benefit synergistically from each other, have the ability to collaborate across varying industries, spawn new ideas, and create fertile ground for competitive advantages.

Four principles at the core of our business are Synergy. Innovation. Drive. Excellence. At Alpine 4, we believe synergistic innovation drives excellence. By anchoring these words to our combined experience and capabilities, we can aggressively pursue opportunities within and across vertical markets. We deliver solutions that not only drive industry standards, but also increase value for our shareholders.

Contact:

Investor Relations
investorrelations@alpine4.com
www.alpine4.com

Forward-Looking Statements: Certain statements and information in this press release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995. The information disclosed in this press release is made as of the date hereof and reflects Alpine 4 most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Alpine 4 disclaims any intention or obligation to update the forward-looking statements for subsequent events.

Other factors that may affect our businesses include global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses' global supply chains and strategies; market developments or customer actions that may affect demand and the financial performance of major industries and customers we serve, such as secular, cyclical and competitive pressures in our Technology, Construction and Manufacturing businesses; pricing, the timing of customer investment and other factors in these markets; demand for our products or other dynamics related to the COVID-19 pandemic; conditions in key geographic markets; and other shifts in the competitive landscape for our products and services; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation and the effects of tax law changes; our decisions about investments in research and development, and new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity, or data security breaches at Alpine 4, our subsidiaries or third parties; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated in our Quarterly Reports on Form 10-Q.

SOURCE: Alpine 4 Holdings, Inc.